UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2015

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-1615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Pursuant to the Second Amended and Restated Motors Liquidation Company GUC Trust Agreement dated as of July 30, 2015 and between the parties thereto (the “GUC Trust Agreement”), and that certain Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012 (the “First Liquidation Order”) issued by the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), Wilmington Trust Company, in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust (the “GUC Trust Administrator,” and such trust, the “GUC Trust”) is required to provide on an annual basis the projected budgets for certain categories of expenses (“Wind-Down Costs”), other than Reporting and Transfer Costs (as defined in the GUC Trust Agreement), to FTI Consulting, Inc., in its capacity as the trust monitor of the GUC Trust, to the DIP Lenders (as defined in the GUC Trust Agreement), and to certain additional parties specified in the First Liquidation Order. Furnished as Exhibit 99.1 to this Form 8-K are copies of the calendar-year 2016 budgets for Wind-Down Costs and for Reporting and Transfer Costs.

The foregoing budgets are subject to revision by the GUC Trust Administrator, according to the procedures specified in the GUC Trust Agreement. Such budgets were developed based upon assumptions and estimates about future events which could change in the future due to various risks and uncertainties, including those specified under the heading “Forward Looking Statements” in Item 2 (“Management’s Discussion and Analysis”) of the Form 10-Q filed on November 12, 2015, and in Item 1A (“Risk Factors”) of the Form 10-K filed on May 22, 2015. As a result, actual Wind-Down Costs and Reporting and Transfer Costs could be materially higher or lower than the amounts presented in Exhibit 99.1, which could materially affect the value of the units of beneficial interest in the GUC Trust. Holders of such securities should carefully consider such risks and uncertainties before making any decisions with respect to such securities.

Item 8.01.	Other Events.

On November 17, 2015, in accordance with the GUC Trust Agreement and the Debtors’ Second Amended Joint Chapter 11 Plan dated as of March 18, 2011, the GUC Trust Administrator filed a motion with the Bankruptcy Court seeking an order (i) authorizing the reallocation and use of distributable cash held by the GUC Trust to fund anticipated administrative and reporting fees, costs and expenses of the GUC Trust, and (ii) extending the duration of the GUC Trust for an additional 12 months or through and including March 31, 2017. A copy of the motion is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	2016 Budgets

99.2	Motion of Wilmington Trust Company, as GUC Trust Administrator

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2015

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

EXHIBIT INDEX

Exhibit No.	Description

99.1	2016 Budgets

99.2	Motion of Wilmington Trust Company, as GUC Trust Administrator

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